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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2013 (September 11, 2013)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.
On September 11, 2013, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and its subsidiaries amended and extended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's' relocation services operating unit, Cartus Corporation (“Cartus”). The amendment and extension was effected pursuant to the Eighth Omnibus Amendment, dated as of September 11, 2013, by and among Cartus, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group, U.S. Bank National Association, as indenture trustee, paying agent, authentication agent, and transfer agent and registrar, the managing agents party to the Note Purchase Agreement referenced below, and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent and lead arranger. The managing agents that are parties to the Note Purchase Agreement dated as of December 14, 2011, are CA-CIB, The Bank of Nova Scotia, Wells Fargo Bank, National Association, and Barclays Bank PLC.
Under the terms of the Eighth Omnibus Amendment, the program has been extended until September 10, 2014, subject to extension for an additional period of 364 days from the date that is 90 days prior to the expiration of the then existing term. The maximum borrowing under the facility remains at $325 million, based upon the amount of eligible assets being financed at any given point in time.
The participants in the Apple Ridge facility and the indenture trustee and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit        Description

10.1
Eighth Omnibus Amendment, dated as of September 11, 2013, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011 and Crédit Agricole Corporate and Investment Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: September 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: September 13, 2013

Exhibit Index

Exhibit        Description

10.1
Eighth Omnibus Amendment, dated as of September 11, 2013, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011 and Crédit Agricole Corporate and Investment Bank.